UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Value Exchange International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VALUE EXCHANGE INTERNATIONAL, INC.

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit

Shatin, N.T., Hong Kong SAR

Telephone: (852) 2950 4288

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY

ON JULY 18, 2022

To the Common Stock Shareholders (“Shareholders,” “you” or “your”):

You are cordially invited to our 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, July 18, 2022, beginning at 7:00 p.m. local Hong Kong SAR time, and conducted exclusively online via the Internet as a virtual web conference at www.cleartrustonline.com/veii (“Meeting Website”) to consider and act upon the following matters:

Proposals		Board Recommendation on the Vote
1. Approve an amendment to the Amended Articles of Incorporation to increase the authorized shares of capital stock to 600 million by increasing the authorized shares of Common Stock from 100 million to 500 million		Board recommends that you vote “FOR”

2. Election of the nine (9) nominees named below as Directors of the Company, each for a term ending at the 2023 Annual Meeting of Shareholders and election and assumption of office by successor directors:

a. Chan Heng Fai b. Lum Kan Fai c. Johan Pehrson d. Tan Seng Wee e. Wong Shui Yeung	f. Wong Tat Keung g. Lee Yuen Fong h. Tsang Po Yee i. Robert Trapp	Board recommends that you vote “FOR” all Nominees
3. Ratification of the appointment of Zhen Hui CPA as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022; and		Board recommends that you vote “FOR”
4. Ratification of 2022 Equity Incentive Plan.		Board recommends that you vote “FOR”
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Attendance; Voting. Only Shareholders of record at the close of business on May 23, 2022, the record date for the Annual Meeting, are entitled to notice of, to participate in and vote at the Annual Meeting, or any continuation, adjournments or postponements thereof. Each share has one vote. Hong Kong SAR time is 12 hours ahead of U.S. Eastern Standard Time.

Virtual Meeting Only. To protect the health and well-being of Shareholders and our personnel in light of the ongoing Coronavirus/COVID 19 pandemic (“COVID 19”), and due to the changing or uncertain restrictions on travel or gatherings and the cost of travel and having a physical location, our Annual Meeting will be as “virtual meeting” only of Shareholders, which will be conducted exclusively online (via the Internet) as a virtual web conference through the Meeting Website. There will not be a physical meeting location, and Shareholders will not be able to attend the Annual Meeting in person. This means that you can only attend, participate in (including asking questions) and vote during the Annual Meeting online by visiting the Meeting Website. In light of the public health and safety concerns related to COVID-19, and complications with and cost of travel and gatherings, we believe that hosting a virtual Annual Meeting will enable greater Shareholder attendance and participation from any location around the world. Shareholders as of record date may vote prior to the Annual Meeting by following instructions in “How to Vote Instructions” below. We encourage you to vote prior to the Annual meeting to ensure we receive your vote. You may change your vote during the Annual Meeting and prior to the closing of the voting polls through the Meeting Website.

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Notice of Internet Availability of Proxy Materials. Instead of mailing a printed copy of our proxy materials to all of our Shareholders, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all Shareholders. Accordingly, on or about May 26, 2022, we will begin sending a Notice of Internet Availability of Proxy Materials (also referred to as the “Notice”) to Shareholders and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, Shareholders may choose to access our proxy materials on our website referred to in the Notice, or may request to receive a printed set of our proxy materials. The Notice and website referenced in the Notice will also provide information regarding how you may request to receive proxy materials electronically by email on an ongoing basis. The proxy materials consist of this Proxy Statement with this Notice of Annual Meeting. Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, (“Annual Report”) is also available but not part of the solicitation of the proxies for the Annual Meeting.

HOW TO VOTE INSTRUCTIONS

If you are a Shareholder as of the record date, you may vote in one of the following ways:

BY INTERNET - Go to the website www.cleartrustonline.com/veii (being the Meeting Website) – available 24 hours a day, seven days a week until closing of voting polls at the Annual Meeting and follow the online instructions. You will need the 12-digit control number stated in your Notice of Internet Availability of Proxy Materials and also included on your proxy card in order to vote online. You may change a prior vote by casting a new vote online through the Meeting Website prior to closing of voting polls at the Annual Meeting. Only your latest online vote properly submitted prior to the closing of voting polls at the Annual Meeting is counted.

BY MAIL. Mark your selections on your proxy card (if you received one). Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the postage-paid envelope that is provided to you. Deadline for receipt of mailed proxies is close of business on July 15, 2022.

If your shares are held in “street name,” meaning that they are held for your account by a broker, bank or other nominee, as record holder of the shares, you will receive instructions from the holder of record that you must follow to vote your shares.

YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

/s/ Tsang Po Yee

Tsang Po Yee, Secretary

Hong Kong SAR - Dated: May 25, 2022

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Attachments:

Attachment One: Amendment to Amended Articles of Incorporation

Attachment Two: 2022 Equity Incentive Plan

Form of Proxy Card

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VALUE EXCHANGE INTERNATIONAL, INC.

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,

Shatin, N.T., Hong Kong - Telephone: (852) 2950 4288

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

Introduction. The Board of Directors (the "Board") of Value Exchange International, Inc., a Nevada corporation (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and the accompanying proxy card to you for the 2022 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held virtually only through an online webcast on Monday, July 18, 2022, at 7:00 p.m., Hong Kong SAR local time, at www.cleartrustonline.com/veii (“Meeting Website”). Holders of shares (“Shareholders,” “you” or “your”) of our Common Stock, $0.00001 par value, (“Common Stock”) as of May 23, 2022 (“Record Date”) are entitled to attend, participate, ask questions and vote on the proposals at the Annual Meeting through the Meeting Website. Shareholders can examine our shareholder list for ten days prior to Annual Meeting at the offices of our stock transfer agent, ClearTrust LLC, located at 16540 Pointe Village Drive, Suite 205, Lutz, Florida 33558, and at our principal executive offices, located at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I attend the Virtual Annual Meeting? This year’s Annual Meeting will be conducted as a virtual meeting of Shareholders. We will host the Annual Meeting exclusively online (via the Internet) as a virtual web conference. You will be able to attend the Annual Meeting online, participate and ask questions and vote your shares online during the Annual Meeting by visiting the Meeting Website. There will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person. The webcast will start at 7:00 p.m., local Hong Kong SAR time, on Monday, July 18, 2022. You will need the control number included on your proxy card, or in the Notice of Internet Availability of Proxy Materials, in order to be able to enter the Meeting Website and participate in the Annual Meeting. Information contained on the Meeting Website is not incorporated by reference into this Proxy Statement or any other report or filings that we file with the Securities and Exchange Commission or “SEC”.

Online check-in will begin at 6:45 p.m., local Hong Kong SAR time, on Monday, July 18, 2022, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Meeting Website and the Notice of Internet Availability of Proxy Materials.

Why is the Annual Meeting a virtual, online meeting? In light of the ongoing public health and safety concerns related to Coronavirus/COVID-19 pandemic (“COVID 19”), the changing and varying travel and gathering restrictions and cost of travel to and arranging a physical location, we believe that hosting a virtual meeting will facilitate Shareholder attendance and participation at the Annual Meeting by enabling Shareholders to  participate remotely from any location around the world. Our virtual Annual Meeting will be governed by our Annual Meeting Procedures, which will be posted on the Meeting Website on the date of the Annual Meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as Shareholders would have at an in-person meeting, including the right to vote and ask questions through the Meeting Website. There will not be a physical meeting location, and Shareholders will not be able to attend the Annual Meeting in person at a location.

Why did you provide me with these proxy materials? We are providing these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All Shareholders who find it convenient to do so are cordially invited to attend the Annual Meeting online through the Meeting Website. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares as described in further detail in the answer to the question “How to Vote?” below and also in the Notice of Internet Availability of Proxy Materials.

The Notice of Annual Meeting, this Proxy Statement and the Annual Report on Annual Report will be made available to each Shareholder as of the Record Date starting on or about May 26, 2022. These materials are available for viewing, printing and downloading on the Internet at https://www.vei-i.com/en/shareholder_meeting. The proxy materials may also be viewed on Securities and Exchange Commission or “SEC” website at https://www.sec.gov.

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Who can vote at the Annual Meeting and what are the voting rights of Shareholders? Only Shareholders of record at the close of business on Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 36,156,130 shares of our common stock outstanding and entitled to vote (each share entitles its holder to one vote). Common stock is our only class of stock that is issued and outstanding.

May I see a list of Shareholders entitled to vote as of the Record Date? A list of registered Shareholders as of the close of business on the Record Date will be available for examination by any Shareholder for any purpose germane to the Annual Meeting for a period of at least 10 days prior to the Annual Meeting. If you wish to view this list, please contact our Corporate Secretary at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR - Telephone: (852) 2950 4288. This list will also be available for examination by the Shareholders for 10 days prior to the Annual Meeting at the offices of our stock transfer agent, ClearTrust LLC, located at 16540 Pointe Village Drive, Suite 205, Lutz, Florida USA 33558, Telephone: (813) 235-4490.

What constitutes a quorum at the Annual Meeting? A quorum is needed to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date are present at the virtual Annual Meeting either “in person” virtually or as represented by proxy. For purposes of establishing a quorum, abstentions and broker non-votes are counted as present or represented. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. The presence at the Annual Meeting, virtually in person or by proxy, of holders representing a majority of our outstanding Common Stock as of the Record Date, being 180,780,065 shares, constitutes a quorum at the Annual Meeting, permitting us to conduct the business of the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the Annual Meeting.

What is the purpose of the Annual Meeting? At the Annual Meeting, Shareholders will consider and vote on the following matters: Proposal No. 1. Amend the Amended Articles of Incorporation to increase the authorized number of shares of Common Stock from 100 million to 500 million and, by the increase in the authorized shares of Common Stock, also increase the authorized number of shares of capital stock to 600 million; Proposal No. 2 - Election of nine director nominees to the Board; Proposal No. 3 – Ratification of Zhen Hui CPA as our independent public registered accountants for fiscal year 2022; and Proposal No. 4 – Ratification of 2022 Equity Incentive Plan. Also, to consider and vote upon such other business as may be properly brought before the Annual Meeting or any adjournments, continuation or postponements thereof.

How many votes do I have? Each Shareholder is entitled to one (1) vote for each share of our common stock held by the Shareholder as of the Record Date.

HOW TO VOTE? If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee (each a “Nominee”), you may vote:

BY INTERNET - Go to the website www.cleartrustonline.com/veii (being the Meeting Website) – available 24 hours a day, seven days a week until closing of voting polls at the Annual Meeting and follow the online instructions. You will need the 12-digit control number stated in the Notice of Internet Availability of Proxy Materials and also included on your proxy card in order to vote online. You may change a prior vote by casting a new vote online prior to closing of voting polls at the Annual Meeting. Only your latest online vote properly submitted prior to the closing of voting polls at the Annual Meeting is counted.

If you have problems accessing the Meeting Website, you may contact ClearTrust at 813-235-4490.

BY MAIL. Mark your selections on your proxy card (if you received one). Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the postage-paid envelope that is provided to you. The deadline for mailed proxies is close of business on July 15, 2022.

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Street Name Shares Voting. If your shares are held in “street name,” meaning that they are held for your account by a Nominee as holder of record, you will receive instructions from the holder of record that you must follow to properly vote your shares.

Voting Shares Held in Multiple Accounts. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described above for each account.

Can I revoke or change my vote? If your shares are registered directly in your name, you may revoke your proxy and change your vote, or change your prior online vote, at any time before the closing of the voting polls at the Annual Meeting. To do so, you must do one of the following: (1) Vote over the Internet on the Website Meeting prior to the Annual Meeting or, if attending the Annual Meeting online, vote on the Internet through the Meeting Website prior to the closing of voting polls at the Annual Meeting. Only your latest Internet submitted prior to the Annual Meeting is counted. You may not revoke or change your vote over the Internet after the voting polls close at the Annual Meeting; or (2) Sign a new paper proxy card and submit it by mail to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, Florida USA 33558, where the paper proxy card must be received no later than July 15, 2022 before close of business. Only your latest dated proxy will be counted. Attending the virtual Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your Nominee as record holder of the shares. Votes must be received prior to the closing of the voting polls at the Annual Meeting.

Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or online form that I submit?

- If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet through the Meeting Website prior to the Annual Meeting or during the Annual Meeting prior to closing of the voting polls; or by returning your proxy by mail prior to the close of business on July 15, 2022 deadline. If you submit a proxy card without giving specific voting instructions on one or more matters listed on the proxy card, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.

- If your shares are held in “street name,” your brokerage firm may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1 (amendment of Amended Articles of Incorporation), Proposal 2 (election of directors) and Proposal 4 (approval of the 2022 Equity Incentive Plan) are deemed as non-discretionary matters. If you do not instruct your Nominee how to vote with respect to any or all of these proposals, your Nominee may not vote with respect to such proposal or proposals, and those shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a Nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

Proposal No. 3 (ratification of the appointment of our independent registered public accounting firm) is considered a discretionary matter, and your Nominee will be able to vote on this proposal even if Nominee does not timely receive instructions from you, so long as Nominee holds your shares in its name.

We encourage you to timely provide voting instructions to your Nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your Nominee about how to submit your voting instructions to them.

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How does the Board recommend that I vote on the proposals? Our Board recommends that you vote as below:

Proposals		Board Recommendation on the Vote
1. Approve an amendment to the Amended Articles of Incorporation to increase the authorized shares of capital stock to 600 million by increasing the authorized shares of Common Stock from 100 million to 500 million.		Board recommends that you vote “FOR”

2. Election of the nine (9) nominees named below as Directors of the Company, each for a term ending at the 2023 Annual Meeting of Shareholders and election and assumption of office by successor directors:

a. Chan Heng Fai b. Lum Kan Fai c. Johan Pehrson. d. Tan Seng Wee e. Wong Shui Yeung	f. Wong Tat Keung g. Lee Yuen Fong h. Tsang Po Yee i. Robert Trapp	Board recommends that you vote “FOR” all Nominees
3. Ratification of the appointment of Zhen Hui CPA as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.		Board recommends that you vote “FOR”
4. Ratification of 2022 Equity Incentive Plan.		Board recommends that you vote “FOR”

What is required to approve each item?

•     Proposal No. 1 (increased authorized shares of capital stock and Common Stock), Proposal No. 3 (ratification of independent auditors) and Proposal No. 4 (ratification of 2022 Equity Incentive Plan): The affirmative vote of the holders of a majority of the Shareholders’ shares present in person virtually or represented by proxy at the Annual Meeting and entitled to vote is required.

•     Proposal No. 2 (election of directors): In an uncontested elections, each director will be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" a director nominee must exceed the number of votes "WITHHELD" from that nominee in order for that nominee to be elected. Only votes "FOR" or "WITHHELD" are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

For any other matters on which Shareholders are entitled to vote, the affirmative vote of the holders of a majority of the Shareholders’ shares present in person virtually or represented by proxy at the Annual Meeting and entitled to vote, is required.

For the purpose of determining whether the Shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting - so abstaining has the same effect as a negative vote. If Shareholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Shareholders may not cumulate votes in the election of directors, which means that each Shareholder may vote no more than the number of shares he, she or it owns for a single director candidate.

How do I submit a question at the virtual Annual Meeting? If you wish to submit a question on the day of the Annual Meeting, you may log on to the Meeting Website and follow instructions. The Annual Meeting Procedures will address the ability of Shareholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the Shareholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. To promote fairness, efficiently use the Company’s resources and address all Shareholders’ questions, we will limit each Shareholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple Shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

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If there are any matters of individual concern to a Shareholder and not of general concern to all Shareholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at https://www.vei-i.com/en/investorinfo/contact-us.

How are we soliciting proxies and tabulating votes? We will pay all of the costs of soliciting proxies. In addition to these proxy materials, our directors, officers, and other employees may also solicit proxies in person or by mail, telephone, fax or email without additional compensation. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials or Notice of Internet Availability of Proxy Materials to beneficial owners. We have not engaged a proxy advisory or solicitation firm. Votes will be tabulated by ClearTrust, LLC. Questions may be directed to: Corporate Secretary, Value Exchange International, Inc., Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR - Telephone: (852) 2950 4288.

How to Request a Paper Copy of Proxy Materials (including the Annual Report)? (1) Call the Corporate Secretary at 852 2950 4288; (2) Email your request through https://www.vei-i.com/en/investorinfo/contact-us; or (3) Send a written request to: Secretary, Value Exchange International, Inc., Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR.

Can I receive future shareholder communications electronically through the Internet? Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you should go to www.vei-i.com/en/register to receive documents electronically. Once you consent to electronic delivery, your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving shareholder communications in print form.

What is "householding?" For delivery of paper proxy materials, the SEC has adopted rules that allow a company to deliver a single notice of meeting, proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as "householding," permits us to realize significant cost savings, reduces the amount of duplicate information Shareholders receive, and reduces the environmental impact of printing and mailing or sending documents to you. Under this process, certain Shareholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these Shareholders notifies us that they want to receive separate copies.

Any Shareholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods: (1) by sending a written request by mail to: Value Exchange International, Inc., Attn: Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR; or (2) by calling the Corporate Secretary at (852) 2950 4288, or (3) Email your request through our website at https://www.vei-i.com/en/investorinfo/contact-us.

How do I learn the results of the voting at the Annual Meeting? The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

Is my vote confidential? Yes. Any tabulator, proxy solicitation agent and inspector of voting must comply with confidentiality guidelines that prohibit unauthorized disclosure of votes to the Company. The tabulator of the votes and at least one of the inspectors of voting will be independent of the Company and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors and tabulators of voting, or (iii) if the election is contested.

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Whom may I contact for further assistance? If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary: Value Exchange International, Inc., ATTN: Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR; or (2) by calling the Corporate Secretary at (852) 2950 4288, or (3) Email your request through our website at https://www.vei-i.com/en/investorinfo/contact-us.

PROPOSAL NO. 1 AUTHORIZED SHARES PROPOSAL

General. The Board has unanimously approved an amendment (the “Authorized Shares Proposal”) to the Amended Articles of Incorporation to increase the number of authorized shares of capital stock from 200,000,000 to 600,000,000, consisting of 500,000,000 shares of Common Stock, par value $0.00001 per share, and 100,000,000 shares of preferred stock. The Authorized Shares Proposal only increases the number of authorized shares of Common Stock, and by that increase, the authorized shares of capital stock, but will not change the number of authorized shares of preferred stock.

The additional shares of Common Stock authorized for issuance by the Authorized Shares Proposal would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding. The Shareholders do not have preemptive rights with respect to the Common Stock and accordingly, should the Board elect to issue additional shares of Common Stock, existing Shareholders would not have any preferential rights to purchase the shares and would be diluted by any additional issuances of shares.

Provided the Shareholders approve the Authorized Shares Proposal, which approval is required under Nevada law to effect the increase in authorized shares, the increased number of shares would be authorized for issuance but would remain unissued until such time as the Board approves a specific issuance of such shares. As of the date of this Proxy Statement, the Company has no legal commitments to issue the additional authorized shares of Common Stock that will result in the event that the Company’s Shareholders approve, and the Company implements, the Authorized Shares Proposal. If the Company raises working capital by issuance of shares of Common Stock, which is a possibility in the near or foreseeable future, if such funding can be located and is acceptable to the Company, then the Company may issue shares of Common Stock from the authorized, but not issued, shares. For instance, the Company issued 650,000 shares in 2021 to GigWorld, Inc., an affiliate of Chan Heng Fai, one our directors and a principal Shareholder, as part of a working capital funding.

The description of the Authorized Shares Proposal amendment to the Amended Articles of Incorporation is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Section 1 in the Amended Articles of Incorporation and as attached as Attachment One to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strike-throughs. However, the text of the Authorized Shares Proposal is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as deemed necessary and advisable to effect the Authorized Shares Proposal. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Proposal if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of Shareholders.

If we fail to obtain Shareholder approval of this proposal at the Meeting, we intend, as of the date of this Proxy Statement, to continue to seek to obtain Shareholder approval at each subsequent annual meeting of Shareholders or at special meetings of Shareholders until such approval has been obtained. We will incur the costs associated with those efforts.

The Authorized Shares Proposal amendment to the Amended Articles of Incorporation (the “Amendment”) would become effective upon the filing of an Amendment with and the acceptance of the filing by the Secretary of State of the State of Nevada, which we would file promptly following the Annual Meeting if the Shareholders approve the Authorized Shares Proposal.

Background. The Amended Articles of Incorporation currently, and prior to the Amendment, authorizes the issuance of up to 200,000,000 shares of capital stock, of which (a) 100,000,000 shares were classified as Common Stock, and (b) 100,000,000 are classified as serial preferred stock. As of the close of business on the Record Date, there were approximately 36,156,130 shares of Common Stock issued and outstanding, and no shares of preferred stock were issued and outstanding.

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Purpose of the Proposal. The Board believes it is in the best interest of the Company and Shareholders to have a greater number of authorized shares of Common Stock to provide the Company with flexibility to issue shares of Common Stock for any proper corporate purpose, which could include issuances to raise working capital to support the execution of the Company’s strategic plan, or other general purposes, strategic investments, strategic partnership arrangements, mergers or acquisitions, and possible future awards or grants under any Company director, officer or employee equity incentive plans. The Company typically lacks the cash flow to support extensive implementation of a strategic growth plan and lacks the hard assets typically required for asset-based lending for that funding. The Company may also require shares of Common Stock for conversion of any convertible debt instruments or warrants issued as part of any future working capital financing or otherwise.

The availability of additional authorized shares of Common Stock would enhance the business and financial flexibility and allow the Company to execute any of the above referenced transactions in the future without the possible delays and significant expense of obtaining additional Shareholder approval, except as may be required in particular cases by the Amended Articles of Incorporation, applicable laws or regulations, or the rules of any stock exchange or quotation system on which the Company’s securities may then be listed.

The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that may possibly become available to the Company. We anticipate that having additional flexibility will allow us to better pursue our strategic objectives, in addition to allowing us to provide equity incentives to our employees in order to seek to attract, retain and motivate key talent.

Rights of Additional Authorized Shares. Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Effects of the Proposal. Adoption of the Authorized Shares Proposal will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. However, any future issuance of additional authorized shares of our Common Stock, at the future direction of the Board, generally without the requirement of Shareholder approval (unless specifically required by applicable laws or the regulations, or rules of the national securities exchange or national quotation system on which the shares of Common Stock may trade) may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time such additional shares are issued. The dilution could be substantial.

Potential Anti-Takeover Effects. The Authorized Shares Proposal could adversely affect the ability of third parties to effect a takeover or a change in control by, for example, permitting issuances that would dilute the ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction that the Board determines is not in our best interests of Shareholders. The Board’s ability to issue substantial amounts of Common Stock without the need for Shareholder approval, except as may be required by law or regulation, or the rules of any national securities exchange or quotation system in which the shares trade, upon such terms and conditions as our Board may determine from time to time in the exercise of its business judgment, may, among other things, be used to create voting impediments with respect to a change in control or to dilute the stock ownership of Shareholders seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. Our Board, however, does not intend or view the Authorized Shares Proposal as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Appraisal Rights. Under the Nevada law, Shareholders are not entitled to appraisal rights with respect to the Authorized Shares Proposal.

Required Vote. Approval of the Authorized Shares Proposal amendment to the Amended Articles of Incorporation requires the affirmative “FOR” vote of at least a majority of the votes of the outstanding shares of Common Stock entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.

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OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE AUTHORIZED SHARES PROPOSAL NO. 1

PROPOSAL NO. 2 ELECTION OF THE NINE NOMINEES AS DIRECTORS

Duties of Board. The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects our executive officers, delegates authority for the conduct of our day-to-day operations to those officers and monitors their performance. Members of the Board keep themselves informed of our business by participating in Board and Board committee meetings, by reviewing our SEC filings and any business or industry analyses and reports, and through discussions with the Company officers and employees.

Nominees. There are currently nine (9) directors serving on the Board. At the Annual Meeting, nine (9) directors will be elected. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company and was nominated by the disinterested directors of the Board.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to stand as a nominee for election as a director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The nine (9) nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Annual Meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Vote Required? A nominee for election as a director will be elected if the number of votes cast for that director exceeds the number of votes cast against that director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Nominees for Election to the Board. The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with Company	Director Since
Chan Heng Fai (aka Chan Heng Fai Ambrose)	77	Director	12/17/2021
Lum Kan Fai (aka Vincent Lum)	60	Director	5/18/2021
Robert H. Trapp	66	Director, Audit Committee Member	4/25/2022
Wong Shui Yeung (aka Frankie Wong)	51	Director, Audit Committee Member	4/25/2022
Wong Tat Keung (aka Aston Wong)	51	Director, Audit Committee Member	4/25/2022
Lee Yuen Fong (aka Calinda Lee)	53	Director, Group Chief Executive Officer	2/21/2020
Johan Pehrson	64	Director; Audit Committee Member	7/7/2014
Tan Seng Wee (aka Kenneth Tan)	58	Director, Chief Executive Officer & President	8/26/2013
Tsang Po Yee (aka Bella Tsang)	57	Director, Secretary	8/26/2013

Director Qualifications, Attributes, Skills and Experience Represented on the Board. The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his or her field. We believe that each director demonstrates innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to the business and operations of the Company. In addition to the foregoing qualifications, the Board has assessed the intangible qualities including the director's ability to ask difficult questions and, simultaneously, to work collegially. The Board also considers diversity of age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view usually contribute to a more effective decision-making process. Especially important to the Board in this evaluation is that the director has an understanding of the information technology business of the Company (“IT Business”) and information technology industry in China and Hong Kong SAR – the primary markets of the Company. Biographical information about the nominees appears below, including information about the experience, qualifications, attributes, and skills considered by the Board in determining that the nominee should serve as a director.

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Profiles of Nominees: The profiles of the nominees for election to the Board are:

Tan Seng Wee. Prior to his appointment as Company’s Chief Executive Officer and President, Mr. Tan was the President, Sales for Value Exchange International (Hong Kong) Ltd., a Company subsidiary, and was responsible for sales in the Asia Pacific region. Before taking up the appointment in the Company, Mr. Tan was the Vice President, Sales of PCCW Solutions since 2003. He has more than 25 years of experience in the information technology or “IT” industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.

Tsang Po Yee Bella. Prior to her appointment as Secretary and Director of the Company, Ms. Tsang worked as Marketing Manager of Value Exchange International (Hong Kong) Ltd., a Company subsidiary, since 2003 and was responsible for marketing of its solutions to various retailers in the Greater China and the Asia Pacific markets. Ms. Tsang holds a Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987.

Lee Yuen Fong. Ms. Fong joined the Company in 2018 as Group Chief Executive Officer of Company’s operating subsidiaries. She is now in charge of the overall operations and financial management of the Group. Prior to the joining the Company, she worked in a manufacturing company for over 6 years in the position of chief operating officer. Before that, she worked for TAP Investments Group Limited companies (“TAP Group”) for over 15 years before they were acquired by the Company. She held various management positions in TAP Group and possesses over 20 years of experience in the IT industry with in-depth knowledge in Frontend and Backend Retail Solution. Before joining the Company and the TAP Group, she started her career in International/Local certified public accounting firms in the aspect of Auditing, Company Secretarial and Taxation Consultancy. She holds an MBA in Finance and she is an associate member of CPA Australia, a professional association.

Chan Heng Fai. Mr. Chan is the Chief Executive Officer and Chairman of Alset EHome International Inc., and is personally and through an entity the largest shareholder of Alset EHome International Inc. Mr. Chan is also the Executive Chairman of GigWorld, Inc. GigWorld, Inc.’s majority shareholder is Alset International Limited. Alset International Limited’s majority shareholder is Alset EHome International Inc. Mr. Chan is personally and through an entity he controls the largest shareholder of Alset EHome International Inc. Mr. Chan is the Chief Executive Officer and Chairman of Alset International Limited. Mr. Chan serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of Document Security Systems, Inc., a New York Stock Exchange listed company, and a non-executive director of Holista CollTech Ltd., an Australian Securities Exchange listed company. He is recognized as a successful business development entrepreneur. Mr. Chan is based in Singapore.

Lum Kan Fai. Mr. Lum currently is the President of Digital Group of Document Security Systems, Inc. (“DSS”), a New York Stock Exchange listed company and the President of DSS Asia, a subsidiary of DSS. Mr. Lum is responsible for profit and loss, long term development of DSS’ digital product division and the Asia Pacific operations of DSS. Mr. Lum was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, Mr. Lum held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia. Mr. Lum graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering.

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Robert Trapp. Mr. Trapp has 38 years of cross-cultural business experience with both public and privately-owned companies in Asia, the United States and Canada, in a diverse range of industries including hospitality, finance, property, mining, software, biotech and consumer goods. Mr. Trapp is the Chief Executive Officer of BMI Capital International LLC, a FINRA broker-dealer, a position he has held since June 2015. Mr. Trapp has served as Vice-President at DSS Wealth Management, Inc. since May 2021. Mr. Trapp served on the Board of Directors of Alset EHome International Inc. from November 2020 to November 2021. Mr. Trapp also served as General Manager of SeD Development Management LLC, a subsidiary of Alset EHome International, a position he held from September 2015 to February 2018. In addition, Mr. Trapp presently serves on the Board of Directors of several of the subsidiaries of Alset EHome International. Mr. Trapp has served as a member of the Board of Directors of American Premium Water Corporation since September 2020. Mr. Trapp has served as a member of the Board of Directors of Sharing Services Global Corporation since November 2020. Mr. Trapp has served on the Board of Directors of Theralink Technologies Inc. (formerly Avant Diagnostics Inc.) from November 2017 to June 2020. Previously, Mr. Trapp served on the Board of Directors of Amarantus Bioscience Holdings Inc. from February 2017 until May 2017 and on the Board of Directors of GigWorld Inc. from December 2014 until June 2015. Mr. Trapp served as President and Director at Master of Real Estate LLC, a subsidiary of Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a company listed on the Hong Kong Stock Exchange, from August 2014 to August 2015 and served as Senior Vice-President with Inter-American Management LLC, a property management subsidiary of Zensun Enterprises Limited, from October 2013 to August 2015. Mr. Trapp served as a Director of eBanker USA.com, a subsidiary of Zensun Enterprises Limited, from March 1998 to August 2015, and served as General Manager and Rep Director with Hotel Plaza Miyazaki, a subsidiary of eBanker USA.com, from September 2009 to May 2013. Mr. Trapp holds a Bachelor of Commerce degree from the University of Calgary and a Bachelor of Applied Arts in Hospitality & Tourism Management from Ryerson University in Toronto, Canada.

Wong Shui Yeung. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company corporate secretarial practice. Mr. Wong has served as a member of the Board of Directors of Alset EHome International Inc. and Alset Capital Acquisition Corp. since November 2021 and January 2022 respectively, the shares of which are listed on NASDAQ. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. He was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which are listed on the Main Board of The Stock Exchange of Hong Kong Limited.

Wong Tat Keung. Since 2021, Mr. Wong has served as the sole proprietor of Aston CPA and Associates, a registered certified public accounting firm. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. He has been an independent non-executive director of Alset International since January 2017. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong CPA Limited and Aston Wong & Co., registered certified public accounting firms, from February 2010 to November 2020 and January 2006 to February 2010 respectively. He was also a Partner at Aston Wong, Chan & Co., Certified Public Accountants and he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

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Johan Pehrson. Johan Pehrson is one of the two founders of ER-Konsult, a business consultancy firm since 1999 in Sweden. Mr. Pehrson graduated at the University of Umea (Sweden) with a degree in Business Marketing. He has performed more than 1,000 workshops to various organizations to facilitate the development of management, markets and sales. On July 7, 2014, Mr. Pehrson was appointed as a member of the Board.

Set forth below is a tabular and narrative disclosures summarizing some of the specific qualifications, attributes, skills and experiences of our directors.

Summary of Skills and Qualifications of Director Nominees

Skills	Tan Seng Wee	Tsang Po Yee	Chan Heng Fai	Lum Kan Fai	Lee Yuen Fong	Johan Pehrson	Wong Shui Yeung	Wong Tat Keung	Robert Trapp
Senior officer/executive experience	*		*	*	*	*			*
General management experience	*	*	*	*	*	*	*	*	*
Experience in IT Industry	*	*	*	*	*	*	*	*	*
Strategic Planning	*		*	*	*				*
Financial Literacy	*		*	*	*	*	*	*	*
Experience in Mergers and Acquisitions			*	*		*
Enhances Board diversity (gender; race; nationality)		*			*	*			*

Name of Director	Qualification Highlights
Johan Pehrson Independent Director Audit Committee Member	He is an experienced businessman operating in Sweden and brings a diversity in business perspective to board deliberations. He has performed more than 1,000 workshops to various organizations to facilitate the development of management, markets and sales and brings that experience to board deliberations.
Tan Seng Wee Director, Chief Executive Officer and President	He has more than 25 years of experience in the IT industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.
Lee Yuen Fong Director, Group Chief Executive Officer	She possesses over 20 years of experience in the IT industry with in-depth knowledge in Frontend and Backend Retail Solution. Before joining the Company and the TAP Group, she started her career in International/Local certified public accounting firms in the aspect of Auditing, Company Secretarial and Taxation Consultancy. She holds an MBA in Finance and she is an associate member of CPA Australia, a professional association.
Tsang Po Yee Director, Secretary	She has Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987 and, as such, has extensive experience in personnel matters.
Chan Heng Fai Director	He is an experienced businessman, especially in business development and finance and in the public company realm. He is the Chief Executive Officer and Chairman of Alset EHome International Inc.; Executive Chairman of GigWorld, Inc. He also serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of DSS, and a non-executive director of Holista CollTech Ltd., an Australian Securities Exchange listed company.
Lum Kan Fai Director	He is an experienced IT executive and has experience in executive management in the public company realm. He graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering. He was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, he held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia.
Robert Trapp Independent Director Audit Committee Member	Mr. Trapp’s hands-on experience in operational management, administration, financial management, marketing, and regulatory compliance in diverse industries qualifies him to serve as a member of the Board.
Wong Shui Yeung Independent Director Audit Committee Member	Mr. Wong Shui Yeung’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as a member of the Board.
Wong Tat Keung Independent Director Audit Committee Member	Mr. Wong Tat Keung’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as a member of the Board.

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Corporate Governance

Board Leadership Structure. Our senior executive officers handle operational management and consult with the Board on strategic matters or matters potentially having a material impact on the Company. At this time, we do not have a Chairman of the Board. Mr. Tan and Mr. Au consult directly with the Board or Audit Committee on operational and management issues. Our Chief Executive Officer and Chief Financial Officer facilitate communications between members of our Board and lead in the preparation of the agenda for each meeting of the Board. All of our directors are encouraged to make suggestions for agenda items or pre-meeting materials for meetings of our Board. Our Board has concluded that the current leadership structure described above is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future, as it deems appropriate.

Operational executive officers are also tasked with reviewing Climate Change/Environmental, Social and Governance (“ESG”) risk assessment, which task includes consideration of: (1) cyber security and privacy data and (2) implementation of best practices to ensure that suitable ESG risks are identified and addressed by the Company.

Director Attendance at Meetings. Each incumbent director who served in 2021 attended at least 75% of the total number of meetings of the Board. Mr. Johan Pehrson was sole member of Audit Committee in 2021. Although there is no policy requiring Board members to attend the Annual Meeting of Stockholders, all Board members are encouraged to attend. Company did not have an annual meeting of shareholders in 2021.

Risk Oversight. A summary of the allocation of general risk oversight functions among management, the Board and its Audit Committee is as follows:

Board: Continuous oversight of overall risks – for strategic risks along with operational risks; oversight of Company’s risk management, mitigation efforts and processes for Board and Audit Committee; oversight of social, environmental and governance risks; oversight of compensation and human resources risks and management succession risks.

Audit Committee: Oversight of risk management process, especially risk management for financial reporting, internal controls and financial risks. Assessment of impact of Holding Foreign Companies Accountable Act risks and impact.

Senior Officers. Responsible for day-to-day operational risks as well as ESG risk assessment.

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long-term shareholder value.

Committees of Board. We have one committee: Audit Committee. The current members of the Audit Committee are the following independent directors: Robert Trapp, Wong Shui Yeung, Wong Tat Keung and Johan Pehrson. Mr. Wong Tat Keung and Mr. Wong Shui Yeung are considered to be “audit committee financial experts” by the Board.

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The duties of the Audit Committee are:

●  Assisting the Board in discharging its responsibilities relating to our accounting, reporting and financial practices

●  Overseeing our accounting and financial reporting processes

●  Overseeing the integrity of our financial statements, our systems of disclosure controls and internal controls

●  Overseeing the performance of our internal audit function

●  Overseeing the engagement and performance of our independent public accountants

●  Overseeing compliance with legal and regulatory requirements as well as our Code of Ethics

●  Discussing with management the policies and systems with respect to financial risk assessment

Directors’ Compensation

In 2021, Directors received the following compensation for services as a Director. Compensation paid to Director Johan Pehrson as a Director includes compensation for service as a member of the Audit Committee. Company anticipates the same compensation for directors in 2022.

Name of Director	Fees earned or paid in cash ($)	Stock/Option Awards	Total ($)
Tan Seng Wee	-0-	-0-	-0-
Tsang Po Yee	-0-	-0-	-0-
Lee Yuen Fong	-0-	-0-	-0-
Johan Pehrson	$10,000	-0-	-0-
Chan Heng Fai	-0-	-0-	-0-
Lum Kan Fai	-0-	-0-	-0-
Robert Trapp (1)	N/A	N/A	N/A
Wong Shui Yeung (1)	N/A	N/A	N/A
Wong Tat Keung (1)	N/A	N/A	N/A

Footnotes: (1) Appointed as a director on April 25, 2022.

Certain Transactions with Directors or Related Persons

Relationship between Certain Directors. Mr. Trapp, Mr. Wong Shui Yeung and Mr. Wong Tat Keung have prior and current business or professional relationships (as described in the profiles of the directors) with Mr. Chan Heng Fai or with companies that may be deemed to be controlled or affiliated with Mr. Chan. The Company is not aware of any agreement of these directors to act in concert or as a group in any matter presented for a vote of the Board. As of the date of this Proxy Statement, beyond services and input as directors, these directors have not participated in or influenced day-to-day operational management of Company operations or decision making. Mr. Chan also has sole voting and dispositive control over 38.26% of the issued and outstanding shares of Common Stock held by Mr. Chan and certain of his affiliated companies. As of the date of this Proxy Statement, Mr. Chan has not, beyond services and input as a director, participated in Company’s day-to-day operational management or decision making.

Registration Rights Agreements with Chan Heng Fai. On November 19, 2021, Company signed the following three separate registration rights agreements with Mr. Chan Heng Fai:

(1) a registration rights agreement for 953,595 shares of Company Common Stock acquired by Mr. Chan under an agreement with a holder of those shares; and

(2) a registration rights agreement for 310,391 shares of Common Stock acquired by Mr. Chan under an agreement with a holder of those shares; and

(3) a registration rights agreement for 712,977 shares of Common Stock acquired by Mr. Chan under an agreement with a holder of those shares of Common Stock.

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The Company is not a party to the stock purchase agreements referenced above. The sellers of the Shares referenced above are not directors or senior officers of the Company and are not, to the knowledge of the Company, beneficial owners of more than 10% of the issued and outstanding shares of Common Stock. One of the sellers of Shares is a research and development director of a subsidiary of the Company, who is not deemed to be an “officer” under Rule 16a-1(f) under the Exchange Act.

The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on any registration statement the Company files with the SEC under the Securities Act of 1933, as amended, (“Securities Act”) (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. The Company shall attempt to include the Shares in a registration statement subject to the registration rights, including a reduction of other shares covered by the registration statement. Mr. Chan must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”).

(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion. There is no penalty provision for the inability to obtain effectiveness of the registration and no requirement to file a registration statement for the Shares by a certain date.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to Company’s Current Report of Form 8-K filed with the SEC on November 23, 2021.

On November 8, 2021, Company signed the following three separate, additional registration rights agreements with Mr. Chan.

(1) a registration rights agreement for 2,024,400 shares of Company Common Stock acquired by Mr. Chan under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and Mr. Yeung Chun Wing (also known as “Edmund Yeung”), who was an outside director of the Company until his resignation in 2021;

(2) a registration rights agreement for 500,000 shares of Common Stock acquired by Mr. Chan from Mr. Tan Seng Wee, who is the Chief Executive Officer, President and a director of the Company, under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and Mr. Tan; and

(3) a registration rights agreement for 674,800 shares of Common Stock acquired by Mr. Chan from a Company shareholder under a November 8, 2021 Stock Purchase Agreement between Mr. Chan and the shareholder.

The Company is not a party to the stock purchase agreements referenced above. The Company has been advised by the parties to those stock purchase agreements that the transactions thereunder were conducted outside of the United States.

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The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on the next registration statement the Company files with SEC under the Securities Act (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. Mr. Chan must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144.

(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement, except there is no penalty provision for inability to obtain effectiveness of the registration, absent a lack of a good faith effort by the Company, or the filing of a registration statement by a certain date. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to Current Report of Form 8-K filed with the SEC on November 9, 2021.

Executive Officers; Executive Compensation

The named executive officers of the Company as of the date of this Proxy Statement are:

Name	Position	Beneficial Ownership of shares of Common Stock
Tan Seng Wee (“Kenneth Tan”)	Chief Executive Officer and President, Director	2,563,725
Au Cheuk Lun (“Channing Au”),	Chief Financial Officer	-0-
Lee Yuen Fong	Group Chief Executive Officer	-0-

Named executive officers are based in Hong Kong SAR or China. No employees or officers are based in the United States or are subject to U.S. income tax laws. The other senior officer of the Company is Tsang Po Yee, who is the corporate secretary and a director.

Significant Employees. Mr. Tan and Mr. Au as senior officers are deemed key personnel as the top operational executives. Lee Yuen Fong is deemed a key operational person and has oversight of primary operating subsidiaries of the Company’s IT Business. Benny Lee, a director of an operating subsidiary of the Company, has extensive experience in the IT Business and is important to Company’s strategic knowledge base and planning as well as the Board’s understanding of the IT Business and IT industry in China and Hong Kong and business development in those markets.

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We do not have key man insurance to fund replacement of any key personnel. We also frequently use third party consultants acting as independent contractors to assist in the completion of various projects, which consultants are usually hired on a project-by-project basis. Contractors are instrumental to keep the development of customer projects on time and on budget. Reliance on independent contractors is common in technology services businesses. We do not anticipate and have not experienced any significant problem in securing needed technical expertise, but the inability to secure needed technical expertise is a risk faced by IT companies like our company.

The following table sets forth the compensation paid to our executive officers during the twelve month periods ended, December 31, 2021, 2020 and 2019. No other executive officer received compensation greater than $100,000 during any fiscal year.

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tan Seng Wee (1)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2020	60,929	-0-	-0-	-0-	-0-	-0-	-0-	60,929
	2019	76,084	-0-	-0-	-0-	-0-	-0-	-0-	76,084
Tsang Po Yee (2)	2021	64,103	-0-	-0-	-0-	-0-	-0-	-0-	64,103
	2020	61,538	-0-	-0-	-0-	-0-	-0-	-0-	61,538
	2019	46,154	-0-	-0-	-0-	-0-	-0-	-0-	46,154
Lee Yuen Fong (3)	2021	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
	2020	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
	2019	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
Au Cheuk Lun (4)	2021	46,154	-0-	-0-	-0-	-0-	-0-	-0-	46,154
	2020	41,303	-0-	-0-	-0-	-0-	-0-	-0-	41,303
	2019	46,154	-0-	-0-	-0-	-0-	-0-	-0-	46,154

Footnotes:

(1) Mr. Tan was appointed as Chief Executive Officer, President and a Director of the Company as of August 26, 2013.

(2) Ms. Tsang was appointed as Secretary and Director of the Company as of August 26, 2013, and was appointed as Treasurer and principal financial officer of the Company as of June 25, 2015; and on October 29, 2015, she resigned as a Treasurer and principal financial officer of the Company.

(3) Ms. Lee was appointed as Director of the Company as of February 21, 2020.

(4) Mr. Au was appointed as Chief Financial Officer and Treasurer of the Company as of November 5, 2015.

The Company has not developed a formal succession plan in the event of the retirement, disability or death of key personnel. In the event of the loss of the services of any key personnel, the Company would in all likelihood promote an existing manager or officer, or, may be forced to recruit an outside person to fill a key personnel position. The Company may lack sufficient cash and benefits to attract qualified personnel for key personnel positions in light of the stiff competition in the IT industry for qualified, senior persons, including competition from larger companies able to offer greater cash and stock-based compensation than the Company can offer.

A common problem in our industry is key or important contractors and employees being lured to more attractive or lucrative work opportunities. Company cannot typically match the level and scope of financial incentives offered by larger competitors to workers. Company has to rely on active recruitment coupled with offering projects that match workers’ skills and interests as well as providing an appealing work environment and competitive base compensation in order to maintain or create an adequate work force on a project-by-project basis. The Company is proposing to adopt the 2022 Equity Incentive Plan (as described in Proposal No. 4 below) in order to be able to offer stock-based incentive compensation to officers, employees and certain contractors in order to enhance the ability of the Company to attract or retain qualified personnel. Because the Company is a “penny stock” company, the adoption of the 2022 Equity Incentive Plan may not in all or many instances match stock-based incentive compensation offered by competitors, especially large, public company competitors.

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Employment and Severance Arrangements; Change in Control Payments. There are no employment agreements or change of control payment agreements with our senior officers. Except for any mandated pension or benefit plan contributions by the Company under applicable laws (as disclosed in this Proxy Statement below under “Pension Plans”), there are no compensatory plans or arrangements in use that provides for severance payments to be received from the Company with respect to any executive officer because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, or any change in control, or a change in the person’s responsibilities, following a change in control of the Company.

Changes in Control. The Company has elected not to be governed by the control share provisions or interested shareholder provisions of the laws of State of Nevada, specifically in Nevada Revised Statutes §§78.378 to 78.3793, inclusive, and §§78.411 to 78.444, inclusive.

Outstanding Equity Awards at Fiscal Year-End. No executive officer received any equity awards, or holds exercisable or non-exercisable options, in 2021.

Long-Term Incentive Plans. Other than in “Pension Plans” below, there are no arrangements or plans currently used and in which we provide pension, retirement or similar benefits for directors or executive officers of the Company.

Compensation Committee. We currently do not have a compensation or nominating committee of the Board. The disinterested directors of the Board determine executive compensation and handle the functions of a compensation and nominating committees.

Market Data. In determining executive compensation, the disinterested directors consider compensation provided by companies that compete against the Company in areas where the Company has operations, especially competitors that are similar in size to the Company, if such data is available. The location of the Company’s primary operations are China, Hong Kong SAR and Manilla, Philippines. Disinterested directors do not use a compensation consultant. Since the Company does not have U.S. operations, it does not consider compensation and incentive compensation provided by U.S. public companies. The Company is proposing to adopt an equity incentive plan for officers and employees at the Annual Meeting, but has no existing stock-based incentive compensation plan.

In general, the compensation of Company’s officers and employees, including each Named Executive Officer, is influenced in large part by the responsibilities of the position and the need to ensure that officers and employees having similar job responsibilities are paid equitably, with consideration for individual performance and time that person has been employed by Company.

Pension Benefits. No named executive officers received or held pension benefits and the Company does not maintain a pension benefit plan during the fiscal year ended December 31, 2021, except the Company’s subsidiaries in (i) China are required to cover its employees with medical, retirement and unemployment insurance programs, and (ii) Hong Kong are required to cover its employees with labor insurance programs under the prevailing laws and regulations of the China and in Hong Kong. We do not maintain other insurance. Because we may not have sufficient insurance, if we are made a party to a liability legal action, we may not have sufficient funds to defend the litigation or may suffer another liability. If that occurs a judgment or liability that is not covered by any insurance or covered by available cash or funding, could cause us to cease or reduce operations. We did not experience any significant claims against our insurance in fiscal year 2021. Company does not have a directors’ and officers’ liability insurance policy as of the date of this Proxy Statement.

Nonqualified Deferred Compensation. No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2021.

Family Relationships. There are no family relationships between any of our directors and our executive officers.

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Code of Ethics. We adopted a written code of ethics that applies to all of our officers, directors and employees, including our principal executive officer and principal financial officer, or persons performing similar functions, a copy of which is attached as Exhibit 14 to the Quarterly Report on Form 10-Q as filed with the SEC on July 20, 2009.

Involvement in Certain Legal Proceedings. To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee

Audit Committee and Audit Committee Financial Expert. The Company formed an Audit Committee on October 29, 2015. In 2021, the Company was unable to locate a second prospective independent director who meets the requirements of an audit committee financial expert and is willing to serve as a director of the Company and a member of the Audit Committee. Johan Pehrson, an independent director, was the sole member of the Audit Committee in 2021. The Company appointed the following independent directors to the Audit Committee, effective April 25, 2022, to serve with independent director Johan Pehrson: Robert H. Trapp, Wong Tat Keung and Wong Shui Yeung. Wong Tat Keung and Wong Shui Yeung are deemed by the Company to be “audit committee financial experts” under SEC rules.

As formed, the Audit Committee’s duties are to locate, approve and recommend to the Board the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of the Board, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

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All audit and audit-related services performed by our principal accountant during the fiscal year ended December 31, 2021 were approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

As of the date of this Report of the Audit Committee, the Audit Committee of the Board is comprised of one Director, being Johan Pehrson, a non-employee Director, who has been determined by the Board to be "independent" under SEC criteria. The Board has determined, based upon a review of Mr. Pehrson’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that he is not an "Audit Committee financial expert" within the meaning of Item 401(e) of SEC Regulation S-K.

The Audit Committee assists the Board's oversight of the integrity of the Company's financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company's registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company's periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Following the end of the year ended December 31, 2021, the Audit Committee (1) reviewed and discussed the audited financial statements for the year ended December 31, 2021 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 as amended, (AICPA, Professional Standards, Vol.1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) and (3) received the written disclosures and the letter from the independent public accounting firms required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

/s/ Johan Pehrson, Director and Member of Audit Committee

April 15, 2022

The foregoing report was submitted by the Audit Committee and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Limitation of Liability and Indemnification. Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the Company. Section 78.751 of NRS further permits the Company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise. Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the company has the authority to indemnify him or her against such liability and expenses.

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Our Amended Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its Shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. The Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the Board, indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever. The Company may at the discretion of the Board purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his or her status as such.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

There is no known pending litigation or proceeding involving any of our directors or executive officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

PROPOSAL No. 3 RATIFICATION OF PUBLIC AUDITOR FOR FISCAL YEAR 2022

Voting for? You are being asked to vote to ratify the selection of Zhen Hui Certified Public Accountants (“Zhen Hui CPA” or “Auditor”) to be the Company’s independent registered public accountants and public auditor for the fiscal year ending December 31, 2022. The Auditor has been selected by the Audit Committee and Board to serve as public auditors for fiscal year December 31, 2022.

Recommendation of Board: The Board recommends you vote FOR the ratification of appointment of Auditor as Company’s independent registered public accounting firm for audit work for fiscal year ending December 31, 2022.

Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Auditor has been our independent auditor since July 2018 and audited our 2021 consolidated financial statements. The Audit Committee appointed Auditor as our independent registered public accounting firm for the year ending December 31, 2022. Although Shareholder ratification is not required, the Board believes that seeking ratification is a good corporate governance practice. If not ratified, the Audit Committee will reconsider Auditor’s appointment. Even if ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Company and its Shareholders. See “Holding Foreign Companies Accountable Act” below.

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An Auditor representative is expected to attend the Annual Meeting and be available to respond to appropriate Shareholder’s questions. Additional information about the Audit Committee, Auditor’s appointment and fees, and other related matters follows.

Accounting Fees. Auditor performed the annual audits of the Company’s financial statements for each of the fiscal years ended December 31, 2021 and 2020. The aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by Auditor are below:

	Year Ended December 31,
	2021	2020
Audit Fees	$51,000	$46,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$51,000	$46,000

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-K and 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above under other captions.

Pre-Approval Policies and Procedures. Consistent with requirements of the SEC and the Public Company Accounting Oversight Board or “PCAOB” regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Holding Foreign Companies Accountable Act (“HFCAA”). The independent registered public accountant for the Company, Zhen Hui CPA, has been identified by the PCAOB as being a PCAOB registered public accounting located in a foreign jurisdiction and that the PCAOB has determined that it is unable to inspect or investigate completely because of a position taken by an authority in a foreign jurisdiction (such a public auditor being referred to as a “Listed Auditor”). This identification was published in the PCAOB’s “Board Determinations under the Holding Foreign Companies Accountable Act (“HFCAA”) (15 U.S.C. §§7214(i), 7214a) (“PCAOB Report”). Zhen Hui CPA is based in Hong Kong SAR and listed in the PCAOB Report as being a Hong Kong SAR based, PCAOB-registered public audit firm and a Listed Auditor.

Under the HFCAA, which was enacted into law on December 18, 2020, the SEC is obligated to prohibit the securities of any "covered issuer" (also known as a “Commission Identified Issuer”) from being traded on any of the U.S. securities exchanges or over the counter markets if the public auditor of the covered issuer's financial statements is not subject to inspection by the  PCAOB for three consecutive years, beginning in 2021. Under the current terms of the HFCAA, if the Company is designated as a “covered issuer” under HFCAA, and it uses a Listed Auditor for three consecutive fiscal years for its audits, then the Company’s Common Stock could be subject to the prohibition on trading on its current stock exchange or quotation system. The Company has been identified as a provisional “covered issuer” by the SEC under the HFCAA as of March 2022 and anticipates it will be conclusively designated as a “covered issuer” by the SEC after May 12, 2022. An initial trading prohibition would not be imposed until an issuer, including the Company, has been a “covered issuer” (also called a “Commission Identified Issuer”) for three consecutive fiscal years. Thus, issuers have a period of three fiscal years to retain a non-PCAOB-Identified Firm before an initial trading prohibition would be imposed. Under the HFCAA as of the date of this Proxy Statement, the earliest any trading prohibitions would be imposed on a non-compliant company under HFCAA and SEC rules thereunder would be in early 2024.

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The intent of the Company is to timely engage a public auditor that can be inspected or investigated completely by PCAOB in order to avoid the risk of having its shares of Common Stock subject to an SEC prohibition on trading.

There is a pending legislation in U.S. Congress that would reduce the three consecutive fiscal years to two consecutive fiscal years under HFCAA, but this legislation has not been reconciled between Senate and House of Representative versions and has not been enacted into law as of the date of this Proxy Statement. The final provisions of that potential law, if enacted into law, are not certain as of the date of this Proxy Statement. The Company intends to comply with U.S. laws in this matter.

PROPOSAL NO. 4

RATIFICATION OF 2022 EQUITY INCENTIVE PLAN

Introduction. The Board has adopted, subject to your approval, the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan is the first stock-based incentive compensation plan of the Company and was approved by the Board on March 28, 2022. If the 2022 Plan is approved by Shareholders, we will be able to make awards of stock based incentives, which we believe are critical for attracting, motivating, incentivizing and retaining a talented management team and key personnel who will contribute to our long-term success. If the 2022 Plan is not approved by our Shareholders at the Annual Meeting, the 2022 Plan as approved by the Board will not be implemented, but the Company intends to seek Shareholder approval of the Plan at a subsequent special meeting of Shareholders in 2022 or at the 2023 Annual Meeting of Shareholders.

Voting For? Shareholders are being asked to ratify the 2022 Plan, which ratification is a condition to the 2022 Plan being implemented by the Company.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO 4. RATIFICATION OF THE 2022 PLAN.

Description of 2022 Equity Incentive Plan

Purposes of the 2022 Plan. The purposes of the 2022 Plan are to (1) align the interests of the Company’s Shareholders with the interests of 2022 Plan participants by increasing participants’ proprietary interest in the Company’s growth and success, (2) advance the interests of the Company by attracting and retaining officers, other employees and independent contractors (who are critical to our operations), and (3) motivate 2022 Plan participants to act in the long-term best interests of the Company and its Shareholders. The Board believes that the 2022 Plan may aid the Company in securing, retaining and incentivizing key employees of outstanding ability by offering them the opportunity to receive a proprietary interest in the Company.

Description of the 2022 Plan. The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Attachment Two to this Proxy Statement. Capitalized terms used in this Proposal No. 4 that are not defined below are defined in the 2022 Plan.

Administration. The 2022 Plan will be administered by the Board until such time, if ever, the Board approves and establishes a compensation committee of the Board (“Compensation Committee”). The Board would administer the 2022 Plan by the vote of independent directors, each being: (1) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (2) “independent” within the meaning of the rules of the SEC. If a Compensation Committee is established, then the Compensation Committee, which would be composed of independent directors meeting the requirements of the prior sentence, would administer the 2022 Plan. References to “Administrator” below means the Board acting through independent directors to administer the 2022 Plan or, if a Compensation Committee is created by the Board, then “Administrator” would mean the Compensation Committee.

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Eligible Participants. Eligible individuals are defined as officers, other employees and independent contractors of the Company and its subsidiaries. Directors are not eligible participants in the 2022 Plan. The Board intends to consider, but has not yet considered, a separate stock-based incentive compensation plan for directors. Under the 2022 Plan, “subsidiaries” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity. The 2022 Plan allows for sub-plans for non-U.S. personnel.

Chinese Regulation - For Eligible Participants who are located in China or Hong Kong SAR. The Company believes that under current Chinese State Administration of Foreign Exchange (“SAFE”) rules, if a company believes that Chinese domestic directors and employees who may be granted share options or shares shall become subject to the Safe Stock Option Rule. Under the Stock Option Rule, employees stock holding plans, share option plans or similar plans of offshore listed companies with Chinese domestic individuals’ participation must be filed with the SAFE. After the Chinese domestic directors or employees exercise their options, they must apply for the amendment to the registration with the SAFE.  A company may not have completed such SAFE registration and other related procedures according to Chinese law because the company has not yet adopted and obtained shareholder approval of a stock-based incentive compensation plan for Chinese or Hong Kong SAR based personnel. If a company or its Chinese domestic directors or employees fail to comply to register with the SAFE and then comply with the SAFE regulations in the future, the company or its Chinese domestic directors or employees may be subject to fines or other legal sanctions imposed by the SAFE or other Chinese government authorities.

U.S. Federal Income Tax Consequences. As of the date of this Proxy Statement, the Company and its subsidiaries are not subject to U.S. income taxes and have no U.S. based officers, employees or contractors who are eligible participants under the 2022 Plan. The 2022 Plan will allow sub-plans for foreign participants and would be applicable to any future U.S. participants of the Company. The following is a general discussion of the basic U.S. federal income tax consequences, as of the date of this Proxy Statement, of awards made under the 2022 Plan if and assuming U.S. tax law applied to the Company and 2022 plan participants (“Participants” – meaning a person subject to U.S. tax laws). The information is provided for Shareholders considering how to vote on this Proposal No. 4 and is not tax guidance to eligible recipients of awards under the 2022 Plan or a discussion of actual tax consequences to the Company under U.S. tax laws. Nonqualified Stock Options: Non-qualified stock options are not taxable to the Participant at grant, and the Company will not be entitled to a deduction at that time under U.S. tax law. A Participant will have taxable ordinary income on the date of exercise of the option in an amount that will be equal to the difference between the market price of the optioned shares on the date of exercise and the exercise price. RSUs: RSUs are taxable to the Participant as ordinary income when the Common Stock or cash is payable to the Participant, even if the RSUs become non-forfeitable at an earlier date. Any dividend equivalents that accumulate before the RSU is payable are paid and taxable when the RSUs become payable. The Company would not be entitled to a deduction until the stock or cash is payable under U.S. tax law. Restricted Stock: Unless a participant has made an election under Section 83(b) of the Internal Revenue Code to be taxed at grant, restricted stock is taxable as ordinary income in the taxable year in which the restrictions lapse. At that time, the Participant will have taxable ordinary income and the Company would be entitled to a deduction under U.S. tax laws. The amount subject to taxation (and would be deductible by the Company under U.S. tax laws) is the fair market value of the shares reduced by any amount paid for the shares. Any accumulated dividends are also subject to taxation (and deductible by the Company under U.S. tax laws) when the restrictions lapse. Common Stock: Common stock is taxable to the recipient as ordinary income when the Common Stock is granted to the Participant. The Company would be entitled to a deduction in the year the Common Stock is granted under U.S. tax laws.

Sub-Plans. The Company may, but has not established or proposed any sub-plans as of the date of this Proxy Statement, to the 2022 Plan for eligible foreign personnel.

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Special Restrictions in 2022 Plan. The proposed 2022 Plan does not provide the following features, which features are often deemed to favor management and not necessarily the non-management personnel or public shareholders:

(a) No Evergreen. The 2022 Plan does not provide for any automatic increases in the number of shares available for issuance under the 2022 Plan.

(b) Repricing is not allowed without Shareholder approval, except as provided in Section 4.2 and Section 11.1 of the 2022 Plan, which involve recapitalizations or similar events or mergers involving cancellation or exchange of stock-based awards.

(c) No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price or base price equal to at least the fair market value of Common Stock on the date the stock option or stock appreciation right is granted, except in certain situations in which we are substituting awards granted by another company with which we are merging or consolidating or that we are acquiring.

(d) No Liberal Share Recycling. Any shares withheld by the Company or otherwise used to satisfy tax withholding obligations associated with an award granted under this 2022 Plan, shall, in each case, count against the shares subject to the 2022 Plan.

(e) No tax gross-ups. The 2022 Plan does not provide for any tax gross-ups under U.S. tax laws.

(f) Director Equity Compensation. Directors would have to receive their equity-based compensation through a separate director incentive compensation plan, which the Company would have to adopt separately from the 2022 Plan. Directors would not, consequently, be interested parties with respect to the operation of the 2022 Plan.

Shares Issued under the 2022 Plan. The maximum authorized number of shares proposed to issuable under the 2022 Plan is 10,000,000. Shares issued under the 2022 Plan may consist in whole or in part of authorized but unissued shares or may be issued shares that we have reacquired, including shares purchased in the open market (which open market purchases of shares using the proceeds from the exercise of awards will not increase the number of shares available for future grants).

Types of Awards. The 2022 Plan provides for the grant of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards, each of which is described below.

-Stock Options. The 2022 Plan permits the grant of options not qualifying as incentive stock options under the Internal Revenue Code (“nonqualified options”). The 2022 Plan allows the Administrator to set the terms of each option at the time of grant, but the exercise price may not be less than 100% of the fair market value of Company Common Stock at the time of grant. The term of an option will be determined by the Administrator; provided, however, that no option (other than a nonqualified option exercisable by a holder’s executor, legal representative or similar person following the holder’s death, to the extent permitted in the award agreement) will be exercisable later than ten years after its date of grant. Awards are capped at 100,000 shares per recipient in a year. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified exercise price, subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that will not be less than 100% of the fair market value of the Common Stock on the date of grant, except in connection with substitute awards relating to mergers, consolidations, or acquisitions. Options may not provide for the payment or accrual of dividends or dividend equivalents. The method of payment of the exercise price of an option is determined by the Administrator and may consist of: (i) payment by cash or check or through the delivery of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (ii) surrender to us of shares of Common Stock or attestation of ownership of sufficient shares, (iii) “net exercise” in which a portion of the shares to be issued on exercise are withheld to pay the exercise price, (iv) any other lawful means, or (v) any combination of these forms of payment.

-Stock Appreciation Rights or SARs”. A stock appreciation right is an award entitling the holder, upon exercise, to receive an amount in Common Stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock on the date of grant over the base price. The base price of a stock appreciation right may be no less than 100% of the fair market value of the Common Stock on the date of grant. No stock appreciation right granted under the 2022 Plan may provide for the payment or accrual of dividends or dividend equivalents.

-Restricted Stock and Restricted Stock Unit Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to our right to repurchase or cause the forfeiture of all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of Common Stock to be delivered at or after the time such shares vest pursuant to the terms and conditions of the awards, as established by Administrator, although the Administrator may provide that these awards will be settled in cash. The Administrator may also provide for a supplemental cash payment with respect to an award of restricted shares, subject to such restrictions as the Administrator designates, to be paid in connection with or after vesting.

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Administrator will determine the terms and conditions of each restricted stock or restricted stock unit award, including the conditions for vesting and repurchase (or forfeiture) and the purchase price, if any. To the extent provided by our Administrator, in its sole discretion, a grant of restricted stock units may provide participants with the right to receive dividend equivalents. Dividend equivalents may be settled in cash or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which they are paid, as determined by the Administrator in its sole discretion, subject in each case to such terms and conditions as the Administrator may establish, in each case to be set forth in the applicable award agreement. No interest will be paid on the dividend equivalents.

-Other stock-based and cash-based awards. Under the 2022 Plan, Administrator has the right to grant other awards that are valued in whole or in part by reference to, or otherwise based on shares of Common Stock, subject to such terms and conditions as the Administrator may determine. The other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the 2022 Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other stock-based awards may be paid in shares of Common Stock or cash, as the Administrator may determine. Other stock-based awards may provide holders with the right to receive dividend equivalents. Dividend equivalents may be settled in cash or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based awards with respect to which they are paid. No interest will be paid on the dividend equivalents. Administrator may also grant under the Plan awards denominated in cash rather than shares of Common Stock.

Performance conditions. Administrator may determine, at the time of grant, that an award of other stock based awards granted under the Plan will vest or otherwise be earned upon the achievement of specified performance criteria. The performance criteria for each such award will be based on one or more of the following measures, as applied to the recipient, one or more of our business units, our divisions or subsidiaries or applicable sector, or of us as a whole, and if so desired by the Administrator, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after applicable taxes); stock price measures (including growth measures and total shareholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization (EBITDA); economic value added; market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, adjusted operating income before depreciation and amortization, funds from operations, cash from operations, after-tax operating income; sales volumes); expense measures (including overhead cost and general and administrative expense); margins; shareholder value; total shareholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety) or any other business criteria established by the Administrator. Unless otherwise stated, such a performance measure need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

These performance measures may be adjusted to exclude any one or more of (1) non-recurring or unusual gains or losses, (2) gains or losses on the dispositions of discontinued operations, (3) the cumulative effects of changes in accounting principles, (4) the write-down of any asset, (5) fluctuation in foreign currency exchange rates, (6) charges for restructuring and rationalization programs and (7) any other adjustment determined by the Administrator. Such performance measures: (a) may vary by participant and may be different for different awards; and (b) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by our Administrator. The Administrator shall have the discretion to modify or waive the performance criteria or conditions to the grant or vesting of an award unless the relevant award agreement states otherwise.

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Change in Control. The 2022 Plan also contains provisions addressing the consequences of any mergers, certain changes in ownership, and certain changes in the composition of the Board. The description below is of the default rule under the Plan, but the Administrator also imposes double trigger requirements on substantially all awards to executive officers, such that, for example, the occurrence of an event without a connected employment termination will not cause vesting unless the awards are not being assumed or replaced. If an “Approved Transaction”, “Board Change” or “Control Purchase” (each as defined below) occurs, unless the applicable agreement provides otherwise, any options or stock appreciation rights will immediately become exercisable in full in respect of the aggregate number of shares covered thereby and restricted stock and restricted stock units will vest, as will any unpaid dividends or dividend equivalents, while cash awards and other stock-based awards will have the treatment their agreements provide, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable agreement, the Administrator may, in its discretion, determine that any or all outstanding awards of any or all types granted pursuant to the 2022 Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Administrator, is equitable and appropriate to substitute a new award for such award or to assume such award and to make such new or assumed award, as nearly as may be practicable, equivalent to the prior award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction. Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Administrator shall be authorized, in its discretion, (1) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and, if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (2) to cancel any such awards and to deliver to the participants cash in an amount that the Administrator shall determine in its sole discretion is equal to the fair market value of such awards on the date of such event, which in the case of options or stock appreciation rights will be the excess of the fair market value of the Common Stock on such date over the exercise price of the options or the base price of the stock appreciation rights, as applicable.

Under the 2022 Plan, Approved Transaction means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, our shareholders) approves (1) any consolidation or merger of us, or binding share exchange, pursuant to which shares of our Common Stock would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which our Common Stock shareholders immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (2) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are our Common Stock shareholders immediately prior thereto have less than a majority of the combined voting power of our outstanding capital stock ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (3) the adoption of any plan or proposal for our liquidation or dissolution, or (4) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets, provided that the Approved Transaction will not occur under any of the foregoing until the closing of the described event. Board Change means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Control Purchase means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any of our subsidiaries or any employee benefit plan sponsored by us or any of our subsidiaries) shall become the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board.

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Clawback Policy. Notwithstanding any other provisions in this Plan, any award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.

The above summary of the 2022 Plan is qualified in its entirety by reference to the actual 2022 Plan, as attached as Attachment Two to this Proxy Statement.

Security Ownership of Certain Shareholders and Management. The following table sets forth certain information regarding beneficial ownership of our Common Stock as of May 20, 2022 (i) by each of our directors; (ii) by each of our named executive officers; (iii) by all of our executive officers and directors as a group; and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of May 20, 2022, there were 36,156,130 shares of our common stock outstanding:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Chan Heng Fai (3) 7 Temasek Blvd. #29-01B Suntec Tower One Singapore U0 038987	Common	13,834,643	38.26%
Tan Seng Wee (4) Block A1 35h Fl The Beverly Hills 6 Broadwood Hong Kong	Common	2,563,725	7.09%
Tsang Po Yee (5) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	4,905,461	13.57%
Johan Pehrson (6) 3 Westerbergs Gata Halmstad, Sweden 30226	Common	277,101	0.77%
Edmund Yeung (7) Flat C, 7/F Phase I Kingsford Ind. Bldg 26-32 Kwai Hei St Kwai Chun, N.T. Hong Kong	Common	-	-
Lee Yuen Fong (8) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-
Lum Kan Fai (9) 4800 MONTGOMERY LANE #210 BETHESDA, MD, 20814, USA	Common	-	-
Au Cheuk Lun (10) Unit 02-03, 6/F. Block B, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong	Common	-	-

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Robert H. Trapp(11) c/o Alset Capital 4800 Montgomery Lane, #210 Bethesda, Maryland 20814	Common	-	-
Wong Tat Keung(12) c/o Alset Capital 4800 Montgomery Lane, #210 Bethesda, Maryland 20814	Common	-	-
Wong Shui Yeung (13) c/o Alset Capital 4800 Montgomery Lane, #210 Bethesda, Maryland 20814	Common	-	-
All Officers and Directors as a Group	Common	21,580,930	59.69%

Footnotes:

(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 36,156,130 issued and outstanding shares of Common Stock as of May 20, 2022.

(3) Mr. Chan is a Director of the Company and was appointed on December 17, 2021. His ownership consists of 7,276,163 shares of Common Stock personally held by him; and the following shares for which he is deemed to be have a shared ownership interest: 6,500,000 shares of Common Stock held by GigWorld, Inc., a Delaware corporation subject to the reporting requirements of the Securities Exchange Act of 1934; 39,968 held by BMI Capital Partners International Limited; and 18,512 held by LiquidValue Development Pte Ltd. LiquidValue Development Pte Ltd. is a subsidiary of Alset EHome International.

(4) Mr. Tan is the Company's Chief Executive Officer, President and a Director.

(5) Ms. Tsang is the Company's Secretary, and a Director of the Company.

(6) Johan Pehrson is a Director of the Company appointed on July 7, 2014.

(7) Edmund Yeung was a Director of the Company. He resigned from the Board of Directors of the Company effective November 19, 2021. Mr. Yeung sold his 2,024,400 shares of Common Stock in a private transaction on November 22, 2021 and he owns no shares of Common Stock as of May 20, 2022.

(8) Ms. Lee is a Director of the Company and was appointed on February 21, 2020, and is a Group Chief Executive Officer.

(9) Mr. Lum is a Director of the Company and was appointed on May 18, 2021.

(10) Mr. Au is the Company's Chief Financial Officer and Treasurer appointed on November 5, 2015.

(11) Mr. Trapp is a Director of the Company as of April 25, 2022.

(12) Mr. Wong Tat Keung is a Director of the Company as of April 25, 2022.

(13) Mr. Wong Shui Yeung is a Director of the Company as of April 25, 2022.

Section 16(a) Reports. Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC. Based on the information available to us, we believe that in 2021, and to date in 2022, all applicable Section 16(a) reports were timely filed, except Director Lee Yuen Fong filed an initial Form 3 on November 12, 2021 and Director Wong Tat Keung filed an initial Form 3 on May 9, 2022.

Shareholder Proposals. If you wish to have a proposal included in our proxy statement for next year's annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary, Unit 602, Block B, 6 Floor, 5-7 Yuen Shun Circuit, Shatin Industrial Centre, Shatin N.T., Hong Kong SAR, no later than the close of business on March 23, 2023. A proposal which is received after that date, or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals to be brought before the 2023 Annual Meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no later than March 23, 2023, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

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Shareholder Communication with the Board of Directors. Shareholders may communicate with the Board of Directors of VEII by sending a letter to our Board of Directors, c/o Corporate Secretary, Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR, or email the letter to: https://www.vei-i.com/en/investorinfo/contact-us (for submission to the Board or committee or to any specific director to whom the correspondence is directed.) Shareholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial shareholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or her designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the Board, the appropriate committee or the specific director, as applicable.

Annual Report. We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report, including the financial statements and financial statement schedules, as filed with the SEC for our most recent year. Such written requests should be directed to Value Exchange International, Inc., c/o Corporate Secretary, Unit 602, Block B, 6 Floor, 5-7 Yuen Shun Circuit, Shatin Industrial Centre, Shatin N.T., Hong Kong SAR. A copy of our Annual Report on Form 10-K is also made available on our website at https://www.vei-i.com/en/shareholder_meeting and on the SEC website at https://www.sec.gov.

Other Matters. Management knows of no other matters that may be presented for consideration at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters or as may otherwise be required under applicable laws.

Web Sites. Website references throughout this Proxy Statement or other proxy materials are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

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Attachment One – Amendment to Articles of Incorporation

Resolved, that Section 1 of the Amended Articles of Incorporation would be amended to read in its entirety as follows:

Section 1. Capital Stock. The aggregate number of shares that the Corporation will have authority to issue is Six ~~Two~~ Hundred Million (6~~2~~00,000,000) of which Five ~~One~~ Hundred Million (5~~1~~00,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

Attachment Two: 2022 Equity Incentive Plan

VALUE EXCHANGE INTERNATIONAL, INC. 2022 EQUTY INCENTIVE PLAN (“Plan”)

Article 1 - Adoption and Purpose of Plan

1.1 Purpose. The purpose of the Plan is to encourage eligible officers, other employees and independent contractors of the Company and its Subsidiaries to provide services to the Company and its Subsidiaries by awarding incentive compensation.

1.2 Adoption. The Plan was approved by the Board of Directors (“Board”) of Value Exchange International, Inc., a Nevada corporation, (“Company”) on April 8, 2022. The Plan will be presented for ratification by the holders of Company Common Stock, $0.00001 par value, (“Common Stock”) within 120 days after the date of Board approval of the Plan.

Article 2 – Definitions

2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Administrator” means the Board or any committee of the Board that is authorized by the Board to administer and implement the Plan and Awards thereunder.

“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, stock units agreement, cash award agreement or an agreement evidencing another type of equity-based Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Approved Transaction” means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the Common Stock shareholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are Common Stock shareholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, provided that, with respect to clauses (i) through (iv), the Approved Transaction will not occur until the closing of the event described in such clause.

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“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock- Based Awards.

“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan to a Holder.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Common Stock” means the Company’s Common Stock, $0.00001 par value per share, as well as any series of Common Stock authorized and issued by the Company and expressly subject to and issuable under this Plan.

“Control Purchase” means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board.

“Disability” means the inability to engage in any substantial gainful activity on a regular basis by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalents” means, with respect to Restricted Stock Units or Other Stock-Based Awards, to the extent specified by the Administrator only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to shareholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Exchange” means The OTC Markets Group, Inc. QB Venture Market or any other exchange or marketplace on which Company Common Stock is listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal trading market or national securities exchange on which shares of Common Stock are listed or quoted on such day, or the Administrator can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A. If for any day the Fair Market Value of a share of the Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Administrator on the basis of such quotations and other considerations as the Administrator deems appropriate.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Nonqualified Stock Option” means a stock option granted under Article 6.

“Option” means a Nonqualified Stock Option.

“Performance Award” means an Award made pursuant to Article 10 of the Plan that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Administrator to determine in whole or in part whether a Performance Award shall be earned.

“Person” means an individual, corporation, limited liability company, partnership, limited partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Restricted Shares” means shares of Common Stock awarded pursuant to Article 8.
“Restricted Stock Units” has the meaning ascribed thereto in Section 9.1.

“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

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“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Securities Act section shall include any successor section.

“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Unvested Dividends” has the meaning ascribed thereto in Section 8.1.

“Vesting Date,” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

Article 3 - Administration

3.1 Administrator. The Plan shall be administered by the Administrator. The Administrator shall be comprised of not less than two Persons, who are independent directors. The Board may administer the Plan or create and appoint a Board committee to administer the Plan.

3.2 Powers. The Administrator shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Administrator shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Administrator may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Administrator in its discretion deems relevant.

3.3 Interpretation. The Administrator is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Administrator, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

Article 4 - Shares Subject to the Plan

4.1 Number of Shares; Award Limits. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be Ten Million (10,000,000) shares of Common Stock. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (a) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised, (b) any Award of any SARs or Restricted Stock Units granted under the Plan that shall be exercised or settled, as the case may be, for cash, and (c) any Award of Restricted Shares or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Unvested Dividends and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, (i) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (ii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Holder to (I) purchase shares of Common Stock upon the exercise of an Award or (II) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iii) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards. Except for Awards described in Section 4.3 or 11.1, no person may be granted in any calendar year Awards covering more than One Hundred Thousand (100,000) shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No person shall be awarded Cash Awards during any calendar year that are designed to pay out in excess of $75,000 per calendar year covered by the Cash Award.

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4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Administrator determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase shares of Common Stock or other similar corporate event (including mergers or consolidations) affects the Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Administrator, in such manner as the Administrator, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase, exercise or base price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, if all shares of Common Stock are redeemed, then each outstanding Award shall be adjusted to substitute for the shares of Common Stock subject thereto the kind and amount of cash, securities or other assets issued or paid in the redemption of the equivalent number of shares of Common Stock and otherwise the terms of such Award, including, in the case of Options or similar rights, the aggregate exercise price, and, in the case of SARs, the aggregate base price, shall remain constant before and after the substitution (unless otherwise determined by the Administrator and provided in the applicable Agreement). The Administrator may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

4.3 Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

Article V – Eligibility

5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such persons who are employees (including officers) of, or independent contractors providing services to, the Company or its Subsidiaries as the Administrator shall select. Awards may be made to employees or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

5.2 Ineligibility. No member of the Administrator, if the Administrator is a committee of the Board and not the Board as Administrator, while serving as such, shall be eligible to receive an Award under this Plan. Other incentive compensation may be arranged under other plans or arrangements for members of a committee of the Board acting as Administrator.

Article VI - Stock Options

6.1 Grant of Options. Subject to the limitations of the Plan, the Administrator shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the exercise price of the shares of Common Stock subject to such Option.

6.2 Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrator and may be no less than the Fair Market Value of the shares of the Common Stock subject to the Option as of the date the Option is granted.

6.3 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Administrator shall determine as set forth in the applicable Agreement.

6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Administrator, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

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6.5 Manner of Exercise. (a) Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Administrator may establish from time to time. The method or methods of payment of the exercise price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 11.9 shall be determined by the Administrator and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Revised Statutes. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Administrator deems appropriate.

(b)  Value of Shares. Unless otherwise determined by the Administrator and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c)  Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the exercise price therefor and of any amounts required by Section 11.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Administrator and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a shareholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event shall any dividends or Dividend Equivalents be paid on or accrued on Options.

6.6 Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 4.2): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 11.1(b), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

Article VII – SARs

7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Administrator to such eligible persons in such numbers, with respect to any shares of Common Stock or series thereof, and at such times during the term of the Plan as the Administrator shall determine. Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

7.2 Exercise of SARs. SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement; provided, however, that subsequent to the grant of an Award of SARs, the Administrator, at any time before complete termination of any such SAR, may accelerate the time or times at which such SARs may be exercised in whole or in part. The base price of a SAR may be no less than the Fair Market Value of the Common Stock with respect to which the SAR was granted as of the date the SAR is granted. Subject to the limitations of the Plan, upon the exercise of a SAR and unless otherwise determined by the Administrator and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the SAR is being exercised, consideration (in the form determined as provided in Section 7.3) equal in value to the excess of the Fair Market Value of a share of the Common Stock with respect to which the SAR was granted on the date of exercise over the base price per share of such SAR.

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7.3 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in the shares of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Administrator and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. In no event shall any dividends or Dividend Equivalents be paid on or accrued with respect to a SAR. Unless the Administrator shall otherwise determine, to the extent a SAR is exercisable, it will be exercised automatically on its expiration date.

7.4 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Administrator may determine. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

7.5 Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Administrator and provided in the applicable Agreement).

7.6 Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 4.2): (1) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, (2) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (3) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 11.1(b), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

Article VIII - Restricted Shares

8.1 Grant. Subject to the limitations of the Plan, the Administrator shall designate those persons eligible to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Administrator shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Administrator pursuant to this Section 8.1 shall be specified in the Agreement. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Shares (“Unvested Dividend”) shall be paid to the Holder only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of previously Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of the Common Stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on the Unvested Dividends.

8.2 Issuance of Restricted Shares. When shares of the Common Stock are issued at the beginning of the Restriction Period, book entry shares or any stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, any certificates representing the Restricted Shares and any securities constituting Unvested Dividends shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Unvested Dividend), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Any such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Unvested Dividends that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

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8.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of the Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of shares of the Common Stock with respect to such Restricted Shares; except that, unless otherwise determined by the Administrator and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of any stock certificate or certificates representing such Restricted Shares or to have the book entry ownership designation changed until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of any stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or his or her interest in any of them during the Restriction Period; and (iv) a breach of any restrictions, terms or conditions provided in the Plan or established by the Administrator with respect to any Restricted Shares will cause a forfeiture of such Restricted Shares with respect thereto.

8.4 Cash Payments. In connection with any Award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares after such Restricted Shares shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Administrator in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

8.5 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares shall become vested, (ii) any Unvested Dividends with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares and Unvested Dividends that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares and Unvested Dividends that shall have been so forfeited. Notwithstanding the foregoing, subsequent to the grant of an Award of Restricted Shares, the Administrator, at any time before complete vesting or forfeiture of any such Restricted Shares, may accelerate the time or times at which such Restricted Shares vest in whole or in part. The Administrator may, in its discretion, provide that the delivery of any Restricted Shares and Unvested Dividends that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Administrator in accordance with such rules and regulations, including any deadline for the making of such an election, as the Administrator may provide, and shall be made in compliance with Section 409A of the Code.

Article IX - Restricted Stock Units

9.1 Grant. In addition to granting Awards of Options, SARs and Restricted Shares, the Administrator shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units or series thereof, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Administrator may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and neither the Board nor the Administrator need treat Holders uniformly. The determinations made by the Administrator pursuant to this Section 9.1 shall be specified in the applicable Agreement.

9.2 Rules. The Administrator may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a)  Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Administrator at the time of the Award.

(b)  Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

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(c)  Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment or service, the payment after vesting (on a current or deferred basis) of amounts of Dividend Equivalents with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of the Common Stock, and the Holder shall not have any of the rights of a shareholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

(d)  The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash or shares of Common Stock or both and will be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as provided in the Agreement with respect to the Restricted Stock Units. No interest will be paid on the Dividend Equivalents.

(e)  In such circumstances as the Administrator may deem advisable, the Administrator may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit Award was made subject at the time of grant.

Article X - Cash Awards, other Stock-Based Awards, and Performance Awards

10.1 Cash Awards. In addition to granting Options, SARs, Restricted Shares, Restricted Stock Units, or Other Stock-Based Awards, the Administrator shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Administrator shall determine. The determinations made by the Administrator pursuant to this Section 10.1 shall be specified in the applicable Agreement. Notwithstanding the foregoing, subsequent to the grant of a Cash Award, the Administrator, at any time before complete termination of any such Cash Award, may accelerate the time or times at which such Cash Award vests in whole or in part.

Article IX - Other Stock-Based Awards

10.2 Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board or the Administrator may determine. Subject to the provisions of the Plan, the Board or the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. Except where expressly prohibited in this Plan, other Stock-Based Awards may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Awards with respect to which paid, as provided in the Agreement with respect to the Other Stock-Based Awards. No interest will be paid on the Dividend Equivalents. Subsequent to the grant of an Other Stock-Based Award, the Administrator, at any time before complete termination of any such Other Stock-Based Award, may accelerate the time or times at which such Other Stock-Based Award vests in whole or in part.

10.3 Designation as a Performance Award. The Administrator shall have the right to designate any Award of Options, SARs, Restricted Shares, Restricted Stock Units, Other Stock-Based Awards or Cash Awards as a Performance Award.

10.4 Performance Objectives. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Administrator based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Administrator, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total shareholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization (EBITDA); economic value added; market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, adjusted operating income before depreciation and amortization, funds from operations, cash from operations, after-tax operating income; sales volumes); expense measures (including overhead cost and general and administrative expense); margins; shareholder value; total shareholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety) or any other business criteria established by the Administrator. Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Administrator shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Administrator’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Administrator may specify that such performance measures shall be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (vi) fluctuation in foreign currency exchange rates, (vi) charges for restructuring and rationalization programs, and (vii) any other adjustment determined by the Committee. Such performance measures (i) may vary by Holder and may be different for different Awards and (ii) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Administrator.

10.5 Waiver of Performance Objectives. The Administrator shall have the discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless the relevant Agreement states otherwise.

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Article XI - General Provisions

11.1 Acceleration of Awards. (a)  Death or Disability. If a Holder’s employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Unvested Dividends shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, each such Award of Restricted Stock Units and any unpaid Dividend Equivalents shall become vested in full.

(b)  Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Unvested Dividends shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, each such Award of Restricted Stock Units and any unpaid Dividend Equivalents shall become vested in full, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award or Other Stock-Based Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Administrator may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Administrator, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction. Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Administrator shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Administrator shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the exercise price of the Options or the base price of the SARs, as applicable.

No action pursuant to this Section 11.1(b) shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

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11.2 Termination of Employment or Service. (a)  General. If a Holder’s employment or service shall terminate prior to an Option’s or SAR’s becoming exercisable or being exercised in full, or during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, the Holder’s rights to any unvested Restricted Shares, Restricted Stock Units, Unvested Dividends, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Administrator and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for “cause” will be treated in accordance with the provisions of Section 11.2(b). The effect on a Cash Award or Other Stock-Based Award of the termination of a Holder’s employment or service for any reason, other than for “cause,” shall be prescribed in the applicable Agreement.

(b)  Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity), then, unless otherwise determined by the Administrator and provided in the applicable Agreement, (i) all Options and SARs and all unvested or unsettled Restricted Stock Units and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Unvested Dividends, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately. The Administrator may determine retroactively, within one year after employment or service ends, that the Company or its Subsidiary had “cause” for termination of a Holder who has ceased to be employed or in service and may cause the forfeiture of any still outstanding Awards.

(c)  Miscellaneous. The Administrator may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Administrator and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company. For this purpose, “Company” shall mean the Company and any Subsidiary or Affiliate thereof, the services providers of which are eligible to receive Awards under this Plan.

11.3 Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award and no action of the Company or the Administrator with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or other service-providing agreement between the Holder and the Company or any Subsidiary of the Company.

11.4 Non-alienation of Benefits; Non-transferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board or the Administrator may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11.4 shall be deemed to restrict a transfer to the Company.

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11.5 Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such documentation may contain (but shall not be required to contain) such provisions as the Administrator deems appropriate to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Administrator as contemplated by Section 11.7(b).

11.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Administrator on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

11.7 Termination and Amendment.

(a)  General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Administrator.

(b)  Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, materially adversely affect the rights of such person with respect to such Award, except as otherwise permitted by Section 11.18. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder, or as otherwise permitted under Section 11.18, and subject to the terms and conditions of the Plan (including Section 11.7(a)), the Administrator may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Administrator may, but solely with the Holder’s consent, unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 11.7(b) shall be construed to prevent the Administrator from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Administrator may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

11.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as shares of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act with respect to all shares of the Common Stock that may be issued to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

11.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to any applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Administrator, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Administrator shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Administrator for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award. If provided for in an Award or approved by the Board or the Administrator, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board or the Administrator, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a Fair Market Value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a Fair Market Value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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11.10 Non-exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.11 Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company or its Subsidiary on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

11.12 Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no employee or independent contractor shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee or independent contractor pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee, independent contractor, former independent contractor or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

11.13 Governing Law. The Plan and all Awards made hereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada, United States of America. The obligations of the Company under this Plan shall at all times be subject to the all applicable laws.

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11.14 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 11.9.

11.15 Legends. Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Administrator deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

11.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

11.17 Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

11.18 Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment or service termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company or its Subsidiary in accordance with its procedures, by which determinations, the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. Neither the Company nor any of its Subsidiaries makes any representations or warranties and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

11.19 Authorization of Sub-Plans (including for Grants to non-U.S. Employees and Independent Contractors). The Board or the Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board or the Administrator shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s or the Administrator’s discretion under the Plan as the Board or the Administrator deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board or the Administrator shall deem necessary or desirable. All supplements adopted by the Board or the Administrator shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

11.20 Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.

11.21 Stock Ownership Guidelines. Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.

11.22 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or its Subsidiary will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company or its Subsidiary. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

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VOTE BY INTERNET – cleartrustonline.com/veii

Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. ET on June 29, 2022. Have your proxy card in hand when you access the web site and follow the instructions to cast your vote online.

Value Exchange International Inc. c/o ClearTrust, LLC 16540 Pointe Village Dr, #205 Lutz, FL 33558	VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558.

«REG» «REG2» «REG3» «REG4» «REG5»	REGISTER TO RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS AT https://www.vei-i.com/en/register
«HOLDER_ADDRESS»	CONTROL # à	«PROXYCNTRL»
«HOLDER_ADDRESS2» «HO_CITY», «HO_STATE» «HO_ZIP»	SHARES:	«PXSHARES»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

		For	Against	Abstain
1.	Approve an amendment to the Amended Articles of Incorporation to increase the authorized shares of Common Stock from 100 million to 500 million and authorized shares of capital stock to 600 million.	☐	☐	☐

2.	Elect nine (9) nominees as Directors of the Company, for a term ending at the 2023 Annual Meeting of Shareholders and the election and assumption of office by successor directors. Nominees:

					For All	Withhold All	For All Except
(1) Chan Heng Fai	(2) Lum Kan Fai	(3) Johan Pehrson	(4) Tan Seng Wee		☐	☐	☐

(5) Wong Shui Yeung	(6) Wong Tat Keung	(7) Lee Yuen Fong	(8) Tsang Po Yee	(9) Robert Trapp

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

______________________________________

		For	Against	Abstain
3.	Ratify the appointment of Zhen Hui CPA as the Company’s independent registered public accountants for fiscal year 2022.	☐	☐	☐

		For	Against	Abstain
4.	Ratify the 2022 Equity Incentive Plan.	☐	☐	☐

5.	To transact any and all other business which may come before the Stockholders at this Meeting or any adjournments or postponements thereof.

Please indicate if you plan to attend this meeting      ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer	«REG» «REG2» «REG3» «REG4» «REG5»

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owner]	Date

«PROXY

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Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible

OR

Vote online at cleartrustonline.com/veii

Value Exchange International Inc.

Revocable Proxy

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, being a shareholder in Value Exchange International Inc., a business incorporated pursuant to the laws of the State of Nevada (the “Corporation”), in connection with ANNUAL SHAREHOLDERS’ MEETING to be held on the 30th day of June, 2022, does hereby appoint Tan Sang Wee and Au Cheuk Lun as my proxy and attorney-in-fact to vote all shares of Corporation stock standing in my name.

The undersigned shareholder may revoke this Proxy at any time before it is voted by filing with the Company a written notice of revocation, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Annual Meeting virtually and voting online following the instructions to be provided during the meeting.

Continued and to be signed on the reverse side